Exhibit 10.2

OnPointsm Solutions

Rate Per Engine Flight Hour

AMENDED AND RESTATED

ENGINE SERVICES AGREEMENT

BETWEEN

GE ENGINE SERVICES, INC.

AND

Virgin America Inc.

Agreement Number: 1-234116609

Dated: October 22, 2008

PROPRIETARY INFORMATION NOTICE

The information contained in this document is GE Engine Services, Inc. (“GE”) Proprietary Information and is disclosed in confidence. It is the property of GE and will not be used, disclosed to others or reproduced without the express written consent of GE. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document will appear in any such reproduction. U.S. export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

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TABLE OF CONTENTS

Article No.	Topic	Page No.

1.	Recitals	3
2.	Definitions	3
3.	Term	3
4.	Scope	3
5.	Equipment Covered	3
6.	Rate Per EFH Services Program	3
7.	Supplemental Work	5
8.	General Provisions	6
9.	Customer Responsibilities	7
10.	Pricing	8
11.	Invoicing & Payments	9
12.	Warranty	10
13.	Termination	10
14.	General Terms and Conditions	11

Exhibit	Topic	Page No.
A.	Definitions	12
B.	Equipment Covered	15
C.	Addition of Engines	17
D.	Removal of Engines	18
E.	Pricing	19
F.	Warranty	26
G.	General Terms & Conditions	27
H.	Warranty Assignment Letter	32

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Amended and Restated OnPointsm Solutions Engine Services Agreement

Article 1 – Recitals

1.1	Parties and Effective Date

THIS AMENDED AND RESTATED ENGINE SERVICES AGREEMENT is made as of this xx day of August, 2008 (the “Effective Date”) by and between Virgin America Inc., having its principal place of business at 555 Airport Blvd., Burlingame, CA 94010 (“Customer”) and GE Engine Services, Inc., having its principal place of business at 1 Neumann Way, Cincinnati, Ohio 45215 (“GE”) (either a “Party” or collectively, the “Parties”).

Article 2 – Defined Terms

2.1	Definitions	See Exhibit A for terms not otherwise defined in this Agreement

Article 3 – Term

3.1	Term of Agreement

This Agreement will commence upon the contract start date for each Engine as identified on Exhibit B and, unless sooner terminated pursuant to Article 13 herein, will remain in effect for each Engine until the later of ***** (the “Initial Term”). Parties may renew or extend this Agreement to mutual satisfaction prior to the end of the Initial Term.

3.2	Exclusive Agreement

This Agreement, insofar as it relates to Services, including Supplemental Work, will be exclusive for the Engines identified in Exhibit B. Except as otherwise expressly provided in this Agreement, Customer will not enter into any other arrangement with a third party, including Customer’s or Customer’s affiliates’ shops, for such Services with respect to Customer’s Engines during the term hereof, including any Engine previously covered under this Agreement that has been removed from service by the Customer.  *****

Article 4 – Scope

4.1	Scope

The OnPoint Solutions program is a comprehensive engine maintenance program under which Services are performed by GE on Engines and priced on a rate per engine flight hour (hereinafter “Rate Per EFH” ) basis or, for Supplemental Work as described in Article 7, priced on a time and material or other pricing basis as set forth in Exhibit E. GE agrees to provide Service(s) to restore Equipment to Serviceable condition in accordance with the established Repair Specification, the Workscope and the terms of this Agreement.

Article 5 – Equipment Covered

5.1	Equipment Covered

Customer’s fleet of Engines covered under this Agreement as of the Effective Date are identified in Exhibit B, which may be amended from time to time to incorporate addition or removal of Engines from the Agreement.

Article 6 – Rate Per EFH Services

6.1	Rate Per EFH Services	Rate Per EFH Services are performed by GE on Engines on a Rate Per EFH basis.

6.2	Engines	Engines covered by this Agreement are identified in Exhibit B along with pertinent information for each Engine on which GE relies to establish the Rate Per EFH.

6.3	Addition or Removal of Engines

Customer may add engines to the Agreement after the Effective Date by mutual agreement and in accordance with Exhibit C. Customer may remove Engines from the Agreement in accordance with Exhibit D. GE has the right to adjust the Rate Per EFH for additions or removals of Engines as further described therein. Engines added to Exhibit B after the Effective Date may or may not be eligible for the Rate Per EFH Services as of the Effective Date or the date of such Engine’s addition.

6.4	Qualifying Shop Visit

Engines not eligible for Rate Per EFH Services will require a Qualifying Shop Visit prior to their eligibility for Rate Per EFH Services. Such Qualifying Shop Visit shall be invoiced on a Supplemental Work basis.

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6.5	Rate Per EFH Shop Visits	Engines that require maintenance or repair that cannot be performed on-wing (as confirmed by GE’s Customer Program Manager or his/her delegate and Customer) and which satisfy the following criteria, will be eligible for Services on a Rate Per EFH basis (a “ Rate Per EFH Shop Visit”) if *****

Upon Induction of Engines, GE will prepare a Workscope and provide a copy of such Workscope to Customer. Such Workscope shall comply with the Repair Specification and may include reliability and performance enhancements and Approved Aviation Authority approved repairs. GE may recommend amendment to the Repair Specification to include reliability and performance enhancements during the term hereof to improve Engine operating characteristics and incorporate OEM-approved repairs, subject to *****Any changes or amendments to the Repair Specification will be mutually agreed by the Parties and may result in an adjustment in the pricing set forth in Exhibit E.

6.6	Workscope and Repair Specification

Services to be provided by GE for Rate Per EFH Shop Visits and other Rate Per EFH support are:

*****

GE may provide Services, which may otherwise require a Rate Per EFH Shop Visit, at a location other than a Repair Station in accordance with Articles 8.1 and 8.7.

GE will be obligated for arranging and paying for the following transportation costs:

*****

6.7	Rate Per EFH Services	GE will assign a Customer Program Manager who will:
		1.	Be the point of contact for Customer with respect to Services.

		2.	Draft a Procedures Manual to the extent required for the Customer’s Rate Per EFH Program, and submit such Procedures Manual for joint approval.

*****

GE will provide the following engineering support services:

*****

GE guarantees to provide a ***** Turn Around Time for the repair of Engines to a Performance Restoration workscope; provided that such period of time may be extended in accordance with the following provisions of this Section 6.12:

		1.	GE shall ***** to the Turn Around Time for Engines received with QEC attached.

		2.	Changes to the Workscope may alter the committed Turn Around Time, which shall be mutually agreed upon at the time the changes are made.

3.

In the event of an Interruption of Service, then the guaranteed Turn Around Time shall be extended by the period of such delay. For purposes of this Article 6.12, “Interruption of Service” shall mean an interruption in the Servicing of the Engine due to*****

6.8	Off-site Services	GE will implement Comprehensive Diagnostics services (“Diagnostics”) to identify and diagnose trend shifts as follows:

6.9	Transportation		*****

6.10	Program Manager

Any information provided to Customer by GE for use in troubleshooting and managing operations is advisory only. GE is not responsible for line maintenance or other actions resulting from such advice. Customer is responsible for identifying and resolving any aircraft or Engine faults or adverse trends.

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6.11	Engineering Support	*****

6.12	Turn Around Time	*****

6.13	Diagnostics	*****

Article 7 Supplemental Work

7.1	Supplemental Work	Engines will be eligible for Supplemental Work Services from the Effective Date. Any and all Services not specifically eligible for Rate Per EFH Services will be performed by GE in accordance with the Supplemental Work pricing provisions of Exhibit E. Supplemental Work will include:

7.1.1	Supplemental Services	*****

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Article 8 – General Provisions

8.1	Designated Repair Station	*****

8.2	Documentation

GE will prepare and provide to Customer a Services records package that complies with AAA regulations. Basic LLP and AD status must be provided upon Redelivery of the Engine. The remainder of the Shop Visit records shall be returned to Customer within ***** following Redelivery of the Engine.

All Equipment to be Serviced will be Delivered by Customer to GE. Such Equipment will be shipped within ***** following removal from the aircraft.

8.3	Delivery	GE will prepare and package Equipment in shipping stands or containers which Customer has provided for Redelivery in accordance with GE’s standard commercial practice.

8.4	Preparation for Redelivery	*****

8.5	Redelivery	*****

8.6	Parts Replacement Procedures	*****

8.6.1	Missing or Damaged Parts	*****

8.6.2	Parts Replacement	*****

8.6.3	Rotable Parts	*****

8.6.4	Life Limited Parts	*****

8.6.5	Customer Furnished Equipment (“CFE”)	*****

8.6.6	Title to parts or material

GE furnished parts and material incorporated into an Engine will be deemed to have been sold to Customer and title to such parts and material will pass to Customer upon incorporation into such Engine. Risk of loss or damage to such parts and material will pass to Customer upon Redelivery of the Engine. Title to and risk of loss of any parts removed from the Engine that are replaced by other parts (including Repairable parts) will pass to GE upon incorporation of replacement parts into the Engine.

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8.6.7	Scrapped Parts	*****

8.7	Subcontracting

GE has the right to subcontract, upon prior written notice to Customer, any portion of the Services to any GE Repair Station or affiliate or any subcontractor selected by GE or GE’s affiliates, as long as such facility, affiliate or subcontractor is properly certified and rated by the AAA to perform the required Services. However, GE can subcontract the responsibility for Servicing of the entire Engine to a subcontractor only upon the prior written consent of the Customer, which consent will not be unreasonably withheld, conditioned or delayed. If GE does subcontract, the Customer obligations under this Agreement, including transportation expense, will be no greater than if such Services were performed at the DRS, Customer will, at its sole expense, have the right to review GE’s quality system audit report(s) for such subcontractor(s). Subcontracting of any Services will not relieve GE of its performance obligations set forth in this Agreement.

8.8	Executive Training	*****

8.9	Customer’s Sublesssees

GE acknowledges that Customer may, from time to time, sublease ***** Engines in the Rate Per EFH Program to a third party sublessee. In such event, Customer may keep such Engines in the Rate Per EFH Program without affect to the Rate Per EFH Rate so long as the sublessee continues to operate such Engines within the Rate Per EFH Operating Parameters set forth in Exhibit E-2. If the Engines remain in the Rate Per EFH Program, the Parties acknowledge that Customer shall continue to be responsible for all obligations set forth herein with respect to those Engines and GE shall have no obligation to look to Customer’s sublessee for performance of such obligations.

In the event that Customer’s sublessee does not operate such Engines within the Rate Per EFH Operating Parameters, GE shall have the right to adjust the Rate Per EFH Rate in accordance with the severity table set forth in Exhibit E-4. *****

Article 9 – Customer Responsibilities

9.0	Customer Obligations	Customer will be obligated under this Agreement to:

9.1	Qualifying Shop Visit

Deliver all used Engines added to this Agreement to the DRS for a Qualifying Shop Visit, unless waived by GE. All non-OEM approved parts or repairs will be removed at Customer’s expense prior to eligibility for Rate Per EFH Services.

9.2	Notice of Delivery

When possible, provide three (3) Days advance written notice of Delivery of Equipment, including incoming transportation information, prior to dispatch. Customer will not Deliver piece parts or components for repair separate from Customer’s Engine without GE’s written consent.

9.3	Customer Representative	Designate in writing one (1) or more Customer representative.

9.4	Removal Schedule

Prepare with GE’s Customer Program Manager, a forecast of operational and maintenance program schedules, fleet operational status, Engine/aircraft flight hours and cycles, scheduled Engine or Engine module removals, Engine sale or return, and any other relevant information to allow the Parties to formulate an RS. The forecast will be provided in a mutually agreeable format quarterly on a rolling annual basis unless the Parties agree otherwise.

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9.5	Line Maintenance	Provide all line maintenance and repair and line station support, consistent with Customer’s historical maintenance practices.

9.6	Troubleshooting	Troubleshoot Equipment in accordance with the OEM or aircraft maintenance manuals, as applicable.

9.7	Pre-existing Warranties

Assure that any requested repair of an Engine, accessory or component that is covered under a third-party warranty that is not assigned to GE will be performed directly by that person at no expense to GE. Notwithstanding the above, GE may accept a purchase order for the time and material repair of a warranted item from Customer or the person giving the warranty.

9.8	Assignment of Warranties

Assign to GE all applicable Engine warranties using the Warranty Assignment Letter attached hereto as Exhibit H. The applicable warranties will be re-assigned to the Customer if an Engine is removed from the Agreement or the Agreement is terminated.

9.9	Engine Documentation

Provide to GE the information and records, set forth in the Procedures Manual, to establish the nature and extent of the Services. Customer’s failure to timely furnish the required information and records may delay Induction of the Engine for Service, may cause an Excusable Delay and may result in premature LLP replacement.

9.10	External Equipment Configuration	Provide to GE an external Engine configuration specification.

9.11	Office Facilities	Ensure that adequate office space, parking, telephone, facsimile is available for the GE representative(s), if assigned to the Customer’s facility.

9.12	Monitoring Equipment

Provide an automated method to transfer operational and maintenance data to GE for the monitoring and diagnosis of Engine condition. If the aircraft is equipped with air-to-ground equipment such as ACARS, the Customer will forward the data directly to the GE SITA/ARINC address. If air-ground equipment is not available, GE will work with Customer to establish an alternate electronic means of providing this data.

9.13	Packaging Equipment

Be obligated for all packaging, labeling and associated documentation of the Equipment at Delivery, in accordance with the International Civil Aviation Organisations (ICAO) Technical Instructions for the Safe Transport of Dangerous Goods by Air, and if the Equipment is to be transported over the United States of America, the US Department of Transport Regulations 49 CFR 171-180. If required by applicable law or regulations, Customer will further provide a material safety data sheet to GE at Delivery of the Equipment indicating any substances contained within the Equipment to be consigned. Customer will indemnify, defend and hold harmless GE from all or any claims, liabilities, damages, judgments, costs, penalties, fines or any punitive damages imposed, alleged, or assessed by any third party against GE and caused by and to the extent of Customer’s non-compliance with this Article 9.14.

9.14	Shipping Stands	Provide all shipping stands, shipping containers, mounting adapters, inlet plugs and covers, required to package Equipment for Redelivery.

Article 10 – Pricing

10.1	Pricing	Rate Per EFH pricing is set forth in Exhibit E, Sections E1, E2 and E3, and Supplemental Work Pricing is set forth in Exhibit E, Sections E4, E5 and E6 respectively.

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Article 11 – Invoicing and Payments

11.1	Rate Per EFH Payments

11.1.1	Monthly Billing

On a monthly basis, Customer will, by the ***** of the month, determine the EFH which each Engine has flown for the preceding month, but no less than the monthly minimum set forth in Article 11.2 below, and report that amount by Engine serial number to GE in a mutually agreed format. GE will, by the ***** of the same month, render an invoice to Customer covering *****

11.1.2	Time of Shop Visit Performance Restoration (“TSVPR”)

For Engines that qualify for a Rate Per EFH Shop Visit per Article 6.5 and receive a Performance Restoration workscope, Customer will remit to GE, prior to Redelivery of each Engine, an amount equal to *****

11.1.3	Time of Shop Visit Non Performance Restoration Workscope (“TSVNPR”)

For Engines that qualify for a Rate Per EFH Shop Visit per Article 6.5 but receive less than a Performance Restoration workscope, Customer will remit to GE, prior to Redelivery of each Engine, an amount equal to the invoice issued by GE for the specific work performed on that Engine using the Supplemental Work Pricing in Exhibit E-5 of this Agreement.  *****

11.1.4	Third Party Payments

In the event that Customer causes such payment to be made on its behalf by a third party, and such third party fails to pay some or all of the payment due to GE, then Customer will make the payment, in whole or in part, to make up the amount not paid. In the event that such payment is not paid in full, GE is not obligated to perform its obligations under this Agreement with respect to such Engine.

11.2	EFH Minimum

The monthly EFH minimum is *****EFH per Engine installed on an Aircraft as defined in Exhibit B. GE will compare the cumulative actual EFH reported for each installed Engine on an Aircraft during ***** If the reported actual cumulative EFH is less than the EFH minimum, GE will render an invoice and Customer will pay ***** Payment will be made within ***** from the date of the invoice.

11.3	Added Engines	For Engines added subsequent to the Effective Date, Customer will make Rate Per EFH payments in accordance with Article 11.1 for all EFH from the date such added Engines enter the Program.

11.4	Supplemental Work Payments

11.4.1	Initial Invoices	Upon completion of Supplemental Work Services, GE will issue an initial invoice for the Services completed at the time of invoicing. Customer will pay such initial invoices within ***** of receipt.

11.4.2	Final Invoice

GE will issue a final invoice for Supplemental Work Services following Redelivery based on actual charges to complete the Services, including any credits due Customer. Such invoice will be reconciled with such initial invoice(s) and Customer payments. Customer will pay the final invoice within ***** from the date of invoice.

11.5	Alternate Payment Terms	*****

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11.6	Late Payment Remedies

Should Customer fail to make any payment (which is not subject to a good faith dispute) when due, after receiving notice and the opportunity to cure within ***** after receiving such notice, GE may charge for late payment at a rate equal *****balance commencing on the next Day after the payment due date until such time as the payment plus the late payment charges are received by GE. Payments will be applied to the oldest outstanding amounts in order of succession. *****

11.7	Payment Remittance

All payments under this Agreement will be made in United States Dollars, immediately available for use, without any right of set-off or deduction, via wire transfer by Customer to the bank account and address designated below:

GE Engine Services, Inc. ***** PNC Bank Pittsburgh PA 15265

11.8	Other Liens

Customer: (i) acknowledges that GE has the legal right to assert mechanic’s liens or other statutory or common law liens under applicable law (foreign or domestic) against Engines following performance of Services under this Agreement, and (ii) agrees to supply such information, including name and address of the owner of each Engine, as reasonably requested by GE to facilitate filing of such liens in New York or any other jurisdiction where Services may be performed. With respect to Engines leased by Customer, GE understands that Customer has been authorized and required by the owners to cause Services to be performed. GE may, at its option, notify the owners of the existence of this Agreement and GE’s lien rights arising from performance of Services.

11.9	Enforcement

If Customer fails to tender any payment owing under this Agreement (which is not subject to a good faith dispute and which has not been paid within ***** after receipt of written notice from GE) and GE initiates foreclosure with respect to any Engine, pursuant to a mechanic’s lien, then Customer agrees to supply to GE all records, log books and other documentation pertaining to the maintenance condition of the Engine, and a certificate either (i) certifying that the Engine has not been involved in any Aircraft Accident or Incident or (ii) specifying the date and facts surrounding any accident or incident in which the Engine has been involved and the nature and extent of the damage sustained (such records, log books, certificate and other documentation referred to hereinafter as the “Engine Documents”). The Parties recognize that the failure by Customer to deliver the Engine Documents may have a material, adverse effect on the value of any Engine with respect to which foreclosure has been initiated by GE and the ability of GE to sell or lease the Engine, and that the damages GE may sustain as a result are not readily calculable.

Article 12 – Warranty

12.1	Warranty	Workmanship warranties for the Engine are set forth in Exhibit F.

Article 13 – Termination / Engine Assignment

13.1	Failure to Pay/Insolvency

GE may terminate or suspend performance of all or any portion of this Agreement upon prior written notice by GE to Customer if Customer: (A) fails to make any payments when due, unless cured within ***** after receipt of such notice; (B) makes any agreement with creditors due to its inability to make timely payments of its debts; (C) enters into bankruptcy or liquidation, whether

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compulsory or voluntary; (D) becomes insolvent; or (E) becomes subject to the appointment of a receiver of the whole or material part of its assets. If such termination should occur, Customer will not be relieved of its payment obligation for Services rendered hereunder.

13.2	Material Provisions

Either Party may terminate this Agreement upon ***** written notice to the other for failure to comply with any material provision of this Agreement, unless the failure will have been cured or the Party in breach has substantially effected all acts required to cure the failure prior to such *****

13.3	Maximum Removals	*****

13.4	Payment for Services performed

In the event of termination of this Agreement for any reason, Customer will pay GE, in addition to any other remedy allowable under this Agreement or applicable law, for all Services or work performed by GE up to the time of such termination under the applicable terms and prices of this Agreement including all costs, fees, and charges incurred by GE in providing support and material under this Agreement.

13.5	Reconciliation	The terms of the reconciliation of Rate Per EFH payments under the removal of Engines provisions of Exhibit D will apply in the event that: *****

13.6	Work in Process, Redelivery of Customer Equipment

Upon the termination or expiration of this Agreement, GE will complete all work in process in a diligent manner and Redeliver all Engines, parts and related documentation, provided that Customer has paid in full all charges for all such Services and material, plus all costs and fees, incurred by GE in providing support.

Article 14 – General Terms and Conditions

	General Terms & Conditions	See Exhibit G for General Terms and Conditions.

The Parties have caused this Agreement to be executed by their duly authorized officer or representatives who represent to each other and both Parties that each is employed in the capacity indicated below and has the unequivocal authority to execute and deliver this Agreement, which shall be effective as of the date first above written.

This Agreement is executed by each of the Parties as of the day and year written below:

GE ENGINE SERVICES, INC.		Virgin America Inc.

BY:	/s/ Michael P. Munz	BY:	/s/ Robert B. Dana

PRINTED NAME:	Michael Munz	PRINTED NAME:	Robert B. Dana

TITLE:	General Manager	TITLE:	Chief Financial Officer

DATE:	Oct. 27, 2008	DATE:	Oct. 15, 2008

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EXHIBIT A – DEFINITIONS

Capitalized terms used in the recitals and elsewhere in the Agreement but not otherwise defined in this Agreement will have the following meanings:

Agreement	This Rate Per EFH Engine Services Agreement, as the same may be amended or supplemented from time to time, including all its Exhibits and Schedules.

Aircraft Accident	*****

Aircraft Incident	*****

Aircraft Maintenance Manual	The current Airbus Technical Data and Support Services Aircraft Maintenance Manual (AMM) A319 / A320 / A321.

Airworthiness Directive or “AD”	A document issued by the Approved Aviation Authority having jurisdiction over the Engines, identifying an unsafe condition relating to such Engines and, as appropriate, prescribing inspections and the conditions and limitations, if any, under which the Engines may continue to operate.

Approved Aviation Authority or “AAA”	As applicable, the Federal Aviation Administration of the United States (“FAA”), or, as identified by Customer and agreed in writing by GE, the European Aviation Safety Authority (“EASA”) or such other equivalent foreign aviation authority having jurisdiction over the performance of Services provided hereunder.

Base Year	The calendar year in which the Base Price is applicable and which is the baseline year used for economic adjustments.

Beyond Economic Repair or “BER”	*****

CLP	The manufacturer’s Current catalog or manufacturer’s Current list price pertaining to a new item of Equipment.

CSLV	Flight cycles since last shop visit

CSN	Flight cycles since new

Current	As of the time of the applicable Service or determination.

Day	Calendar day unless expressly stated otherwise in writing. If performance is due on a recognized public holiday, performance will be postponed until the next business day.

Delivery	The arrival of Equipment together with all applicable records and required data Ex Works, International Chamber of Commerce, Incoterms 2000, at the site of Engine removal within the United States, whereby Customer fulfills the obligations of seller and GE fulfills the obligations of buyer. “Deliver” will mean the act by which Customer accomplishes Delivery.

Designated Repair Station or “DRS”	The primary Repair Station designated by GE, where GE performs Services on Engines.

Dollars or “$”	The lawful currency of the United States of America.

Engine	Each bare engine assembly, which is the subject of this Agreement and identified in Exhibit B, including its essential LRU’s, controls, accessories and parts as described in the engine manufacturer’s specification manuals.

Engine Flight Hour or “EFH”	Engine flight hour expressed in hourly increments of aircraft flight from wheels up to wheels down.

Equipment	An individual or collective reference, in the proper context, to Engines, Engine modules, Engine assemblies and sub-assemblies, Engine mounted controls and accessories, LRU’s, and components and parts of any of the foregoing.

Foreign Object Damage or “FOD”	*****

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Induction	The date work commences on the Equipment at the DRS when all of the following have taken place: (i) GE’s receipt of the Equipment and required data (ii) Parties’ approval of the Workscope (iii) Parties’ agreement on use of the Customer Furnished Equipment; and (iv) receiving inspection (including pre-testing if needed).

Life Limited Part or “LLP”	*****

Line Replaceable Unit or “LRU”	A major control or accessory that is mounted on the external portion of an Engine, which can be replaced while the Engine is on-wing.

OEM	The original manufacturer of an item of Equipment.

Overtime	All labor hours charged on a basis other than Straight Time.

Performance Restoration	*****

Procedures Manual	A separate document, not part of this Agreement, which provides detailed procedures and guidance for the administration of the Rate Per EFH Program. In case of conflict between the Procedures Manual and the Agreement, the Agreement will prevail.

Qualifying Shop Visit	*****

Redelivery	The shipment of Serviceable Equipment with legally required certifications, CIP, International Chamber of Commerce, Incoterms 2000, at Customer’s primary hub in the continental United States, whereby Customer fulfills the obligations of buyer and GE fulfills the obligations of seller. “Redeliver” will mean the act by which GE completes Redelivery.

Removal Schedule or “RS”	The schedule jointly developed by GE and Customer for Engine removals for Services or Engine removal from operation.

Repair Specification	The mutually agreed repair specification which establishes the minimum baseline to which an Engine or item of Equipment will be inspected, repaired, modified, reassembled and tested to make Engine Equipment Serviceable. Such Repair Specification will meet or exceed the recommendations of the CFM56-5B Workscope Planning Guide and Customer’s Off Wing Maintenance (EOWM) that has been approved by the AAA.

Repair Station	One or more of the repair facilities owned by GE or its affiliates, now or in the future, which are certified by an appropriate AAA to perform the applicable Service hereunder. A list of such repair facilities will be provided upon request.

Repairable	Capable of being made Serviceable.

Rotable Part	A new or used Serviceable part drawn from a common pool of parts used to support one or more customers. A Rotable Part replaces a like part removed from an Engine when such removed part requires repair.

Scrapped Parts	Those parts determined by GE to be Unserviceable and BER.

Service(s)	With respect to any item of Equipment, all or any part of those maintenance, repair and overhaul services under this Agreement and the furnishing of parts, materials, labor, facilities, tooling, painting, plating and testing in connection therewith. “Serviced” will be construed accordingly.

Service Bulletin or “SB”	The document issued and identified as a Service Bulletin by an OEM to notify the operator of modifications, substitution of parts, special inspections, special checks, amendment of existing life limits or establishment of first time life limits, or conversion of an Engine from one model to another.

Serviceable	Meeting all OEM and AAA specified standards for airworthiness.

Straight Time	The labor hours charged during an employee’s regular workday that are not subject to Overtime compensation in accordance with the applicable law, a collective bargaining agreement or the recognized practice at the relevant GE Repair Station.

Supplemental Work	Any Service provided hereunder that is not covered under the Rate Per EFH Program. Supplemental Work will be performed by GE and invoiced to Customer in accordance with the pricing set forth in Exhibit E

Turn Around Time	Shall mean the number of calendar days between Induction and when an Engine is ready for shipment as evidenced by placement of the Serviceable tag, exclusive of public holidays observed by the Designated Repair Station.

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Termination	The ending of this Agreement before the expiration of the Initial Term or extension thereof.

TSLV	Time since last shop visit

TSN	Time since new

Unserviceable	Not meeting all OEM and AAA specified standards for airworthiness.

Workscope	The document written by GE and approved by Customer, such approval not to be unreasonably withheld, conditioned or delayed, describing the prescribed repair or approach to repair of Equipment to meet the requirements of the Repair Specification.

GE PROPRIETARY INFORMATION

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EXHIBIT B: EQUIPMENT COVERED

*****

GE PROPRIETARY INFORMATION

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EXHIBIT B: EQUIPMENT COVERED continued

*****

GE PROPRIETARY INFORMATION

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EXHIBIT C: ADDITION OF ENGINES

Section 1: For Engines that have not undergone an Engine shop visit (including New Engines)

*****

Process for Adding Engines

*****

Section 2: For Engines that have undergone a shop visit

Process for Adding Engines

*****

Section 3 - Resultant Impact on Pricing

*****

GE PROPRIETARY INFORMATION

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EXHIBIT D: REMOVAL OF ENGINES OR ENGINE ASSIGNMENT

Section 1: All Engines – Conditions For Removal

Customer may remove Engines from this Agreement upon advance written notice, if Customer is no longer operating the Equipment and is no longer responsible for maintenance of the Equipment for the following reasons only:

*****

***** Any Engine Removal or Engine Assignment will be subject to reconciliation of the Rate Per EFH Payments received by GE to the price of Services rendered, as follows:

*****

*****

*****

*****

*****

*****

GE PROPRIETARY INFORMATION

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Exhibit E – PRICING (Unless otherwise stated herein, all rates and prices set forth in this Exhibit E are stated in 2006 U.S. Dollars)

E-1. RATE PER EFH – Base Rate

*****	CFM56-5B4 $2007	CFM56-5B6 $2007

*****	*****	*****

*****	*****	*****

*****

E-2. Rate Per EFH Operating Parameters & Rate Adjustment (The Rate Per EFH is predicated on the parameters set forth below).

*****	*****	*****	****	*****	*****

*****	*****	*****	*****	*****	*****

Rate Per EFH Adjustment

In case of deviation from the parameters specified above, the Rate Per EFH will be adjusted accordingly on January 1st each year. Customer will provide information regarding the above parameters on a monthly basis and in a mutually agreed upon format, including an LLP Report (Disk sheets). Time is of the essence. All adjustments to the Rate Per EFH will be retroactive to the beginning of the prior year from which the information on parameters or Disk sheets was drawn. For the avoidance of doubt, in order to quantify the effect of changes in Flight Hour to Cycle Ratio and Derate percentage only, Exhibit E-4 (Price Sensitivity Matrix) is provided for use in such adjustments in the Rate Per EFH.

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E-3 RATE PER EFH Rate - Economic Escalation

Economic Price Adjustment. The Rate Per EFH will be adjusted for fluctuation of the economy as described below:

*****

Labor Index = the cumulative, compounded percentage change from the BY to the YO of the twelve (12) point weighted average of the “NAICS Code 336411 (BLS code: CIU20232110000001), prepared by the U.S. Department of Labor, Bureau of Labor Statistics, rounded to the second decimal place, for the twelve (12) month period ending on the last day of June of each year. Should the U.S. Department of Labor revise the methodology used for the determination of the values to be used to determine this index, cease publishing this index, or for any reason has not released values needed to determine the applicable price adjustment, GE and Customer will select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non governmental United States organizations. Appropriate revisions of the formula will be made as required to reflect any substitute values.

Cumulative Spare Parts Index YO = the cumulative, compounded percentage price change from the BY to the YO, calculated using the annual average price changes published by CFM for the CFM56-5B Spare Parts Price Catalog, and rounded to the first decimal place.

The calculation of Pn for any YO will be made effective January 1 of the YO.

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Exhibit E-4 – Rate Per EFH Sensitivity Matrix

If the actual operating parameters do not precisely equal the values on the tables, severity will be calculated by performing linear interpolation within the tables’ closet stated values to the actual operating parameters. Two dimensional linear interpolation will be applied, as necessary, between the tables two closest Flight Leg, Derate and Utilization values. The resultant severity values will be rounded to 4 decimal places. The final severity applied will be the product of these severity values rounded to 4 decimal places.

Should Customer’s actual operating parameters go beyond the furthest points of the table provided, GE shall adjust the table to cover Customer’s updated operating parameters. Such adjusted table will be applied retroactively to the time Customer’s operating parameters moved beyond the points provided and, if applicable, GE shall invoice or provided a credit to Customer for any amounts that would have been applicable if the rates on such table had been in effect at the time the flight hours were incurred.

Virgin America CFM 56-5B4

*****

GE PROPRIETARY INFORMATION

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*****

GE PROPRIETARY INFORMATION

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E- 5 SUPPLEMENTAL WORK PRICING:

1. Direct Labor Charges at the DRS: Charged in accordance with the Fixed Price Labor Exhibit E-7 below).

2. All Other Labor Charges Not Specified in Exhibit E-7 Straight Time: ***** Overtime: *****

3. Charges For Parts and Material (GE furnished, unless stated otherwise)

Type Of Material	Price	Handling Fee

New Parts (Including LLP)	*****	*****

Rotable Parts	*****	*****

Type Of Material	Price	Handling Fee

Used Serviceable Parts	*****	*****

Subcontracted Services	*****	*****

Life Cycle Adjustment for LLP Replacement with a Rotable Part	*****

4. Component And Accessories Repair: *****

5. Test Cell Usage Charges *****

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Exhibit E- 6 – SUPPLEMENTAL WORK PRICING: ANNUAL ADJUSTMENT

1.

Basis:

All prices are stated in 2006 United States Dollars and are effective through December 31, 2006. The base price is subject to adjustment for escalation per the escalation formula set forth in Exhibit E-3

2.	Escalation of Maximum Charge for Handling Fees *****

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Exhibit E- 7 - SUPPLEMENTAL WORK PRICING: Schedule 1 - Fixed Price Labor Schedule:

*****

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EXHIBIT F - Warranty

F-1 - Rate Per EFH Services Warranty

Rate Per EFH Services performed shall be free from defects in workmanship.

During the Term of the Agreement

The warranty for defects in workmanship for Equipment Serviced will be continuation of Rate Per EFH Services for the balance of the term of the Agreement.

End of Term of Agreement

For Equipment repaired and Redelivered within ***** preceding expiration of this Agreement, if Customer claims a defect in workmanship within either ***** following Redelivery, whichever comes first, and a) Customer provides written notice to GE of such defect ***** of its discovery, and b) Customer ships to GE the part or component which gives rise to the claim, or, in cases where shipment is commercially impracticable, makes such part or component reasonably available to GE’s personnel, and c) GE reasonably establishes that Customer’s claim is correct, GE will provide the following:

Repair or replacement of such defective workmanship using its own forces or subcontractor or, upon prior written approval from GE, GE will pay Customer’s reasonable, direct costs for such repairs, but in no event more than GE’s costs of repair. The warranty period for the repaired or replaced workmanship will be the remainder of the original warranty period.

THE WARRANTIES SET FORTH HEREIN ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER WRITTEN, ORAL, EXPRESSED, IMPLIED OR STATUTORY (INCLUDING ANY WARRANTY OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE).

F-2 - Supplemental Work Warranty

Supplemental Work Services performed shall be free from defects in workmanship. If Customer claims a defect in workmanship within either ***** following Redelivery, whichever comes first, and a) Customer provides written notice to GE of such defect within ***** of its discovery, and b) Customer ships to GE the part or component which gives rise to the claim, or, in cases where shipment is commercially impracticable, makes such part or component reasonably available to GE’s personnel, and c) GE reasonably establishes that Customer’s claim is correct, GE will provide the following:

Repair or replacement of such defective workmanship using its own forces or subcontractor or, upon prior written approval from GE, GE will pay Customer’s reasonable, direct costs for such repairs, but in no event more than GE’s costs of repair. The warranty period for the repaired or replaced workmanship will be the remainder of the original warranty period.

F-3 - Conditions and Limitations - Applicable to Rate Per EFH Services Warranty & Supplemental Work Warranty

Any warranty for Engines or parts, LRU’s, components and material thereof, including the design, material or engineering defects of a manufacturer, will be the warranty, if any, of the manufacturer of such Engines or parts, LRU’s, components or material thereof.

*****

THE WARRANTIES SET FORTH HEREIN ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER WRITTEN, ORAL, EXPRESSED, IMPLIED OR STATUTORY (INCLUDING ANY WARRANTY OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE).

GE PROPRIETARY INFORMATION

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EXHIBIT G GENERAL TERMS AND CONDITIONS

1.0	LIMITATION OF LIABILITY

1.1 Total Liability. *****

In no event will GE have any liability hereunder, whether as a result of breach of contract, warranty, tort (including negligence), product liability, patent liability, or otherwise, for the design, material, workmanship, engineering defects or product liability and any damages whatsoever, including damages to personal property and for personal injury or death, caused in any way by the manufacturer of an Engine, or the parts, LRU’s, components or material, thereof, or related thereto and not caused by GE.

1.2 Definition. For the purpose of this Article 1, the term “GE” is deemed to include GE and its parent and affiliated companies, the subcontractors of any Services furnished hereunder, and the directors, officers, and employees, of each.

1.3 Indemnity. GE agrees to indemnify, defend and hold Customer harmless from claims by third parties asserted against Customer that any Service accomplished under this Agreement has caused damage to tangible personal property or bodily injury (including death), if and to the extent that such damage or injury is proximately caused by the negligent or other legally culpable act or omission of GE and is determined to be the legal liability of GE. Customer shall furnish to GE prompt written notice and requisite authority, information and assistance to defend. Failure by Customer to fulfill its obligations under the previous sentence will relieve GE of its obligations under this Section 1.3 only to the extent that GE’s ability to defend the claims is prejudiced thereby.

Customer agrees to indemnify, defend and hold GE harmless from claims by third parties asserted against GE that Customer’s possession, use, or maintenance of the aircraft or Engine (not attributable to GE) has caused damage to tangible personal property or bodily injury (including death), if and to the extent that such damage or injury is proximately caused by the negligent or other legally culpable act or omission of Customer and is determined to be the legal liability of Customer. GE shall furnish to Customer prompt written notice and requisite authority, information and assistance to defend. Failure by GE to fulfill its obligations under the previous sentence will relieve Customer of its obligations under this Section 1.3 only to the extent that Customer’s ability to defend the claims is prejudiced thereby.

1.4 Insurance. GE shall at all times during the term of this Agreement maintain in force the following insurances in the amount specified. The availability of GE’s insurance will in no case eliminate or modify

GE’s limitations of liability and exclusive remedies identified in this Agreement.

GENERAL LIABILITY INSURANCE with a combined single limit of liability of not less ***** per occurrence for comprehensive bodily injury, property damage, premises and completed operations coverage.

AVIATION LIABILITY INSURANCE with a combined single limit of liability of not less than ***** per occurrence for comprehensive bodily injury, property damage, premises and completed operations coverage (aviation product liability) including grounding.

WORKER’S COMPENSATION in accordance with the requirements of applicable law.

Upon written request by Customer, GE will provide the Airline with an insurance certificate.

2.0	EXCUSABLE DELAY

2.1 Excusable Delay. Either Party will be excused from, and will not be liable for, any delay in performance or failure to perform hereunder (except for the obligation to pay money or credit or debit an account which will not be excused hereunder), and will not be deemed to be in default for any delay in or failure of performance hereunder due to causes beyond its reasonable control. Such causes may be deemed to include, but not be limited to, acts of God, acts (or failure to act) of the other Party, acts (or failure to act) of civil or military authority, government priorities, fires, strikes, labor disputes, work stoppage, floods and other natural catastrophe(s), epidemics, war (declared or undeclared), riot, delays in transportation or inability to obtain on a timely basis necessary labor, materials or components. In the event of any such delay, the time of performance will be extended for a period equal to the time lost due to the delay.

2.2 Continuing Obligations. Section 2.1 will not, however, relieve either Party from using its best commercial efforts to avoid or remove such causes of delay and continue performance with reasonable dispatch when such causes are removed. During the period of an excusable delay, GE will have the right to invoice Customer for Services performed, and Customer will pay all such invoices net thirty (30) Days.

2.3 *****

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3.0	NOTICES

3.1 Acknowledgment. All notices required or permitted under this Agreement will be in writing and will be delivered personally, via first class return receipt requested mail, by facsimile, by courier service, or by express mail, addressed as follows, or to such other address as either Party may designate in writing to the other Party from time to time:

GE:	Customer:

GE Name	Customer Name

GE Address	Customer Address

Attn:	Attn:

Phone:	Phone:

Fax:	Fax:

Copy to: Senior Counsel - GE Engine Services Inc., MD F-125, Cincinnati, Ohio 45215

3.2 Effect of Notices. Notices will be effective and will be deemed to have been given to (or “received by”) the recipient: (A) upon delivery, if sent by courier, express mail, or delivered personally; (B) on the next business day following receipt, if sent by facsimile; and (C) on the fifth (5th) day after posting (or on actual receipt, if earlier) in the case of a letter sent prepaid first class mail.

4.0	TAXES AND OTHER CHARGES

4.1 Taxes, Duties or Charges. Currently there are no taxes associated with providing the Services. However, if this were to change, Customer will pay to the appropriate authority or to GE, as applicable, upon demand, any taxes (including sales, use, ad valorem, excise, turnover or value added taxes), duties, fees, charges, imposts, tariffs or assessments of any nature (but excluding income taxes) (“Taxes”), assessed or levied in connection with GE’s performance under this Agreement.

4.2 Right To Protest/Refund. If claim is made against GE for any such Taxes, GE will immediately notify Customer and, if requested by Customer, GE will not pay except under protest, and if payment be made, GE will use all reasonable efforts to obtain a refund thereof. If all or any part of any such Taxes be refunded, GE will repay to Customer such part thereof as Customer will have paid. Customer will pay to GE, upon demand, all expenses (including penalties, interest and attorney’s fees) incurred by GE in protesting payment and in endeavoring to obtain such refund.

4.3 Withholdings. All payments by Customer to GE under this Agreement will be free of all withholdings of any nature whatsoever except to the extent otherwise required by law, and if any such withholding is so required, Customer will pay an additional amount such that after the deduction of all amounts required to be withheld, the net amount received by GE will equal the amount that GE would have received if such withholding had not been required. There are no known withholdings today and GE will work with Customer to minimize the impact if there are any future withholdings.

5.0	DISPUTE RESOLUTION, ARBITRATION

5.1 Dispute Resolution. If any dispute arises relating to this Agreement, the Parties will endeavor to resolve the dispute amicably, including by designating senior managers who will meet and use commercially reasonable efforts to resolve any such dispute. If the Parties’ senior managers do not resolve the dispute within ***** of first written request, either party may request that the dispute be settled and finally determined by binding arbitration, in accordance with the Commercial Arbitration Rules of the American Arbitration Association in New York, New York, by one or more arbitrators appointed in accordance with the AAA Rules. The arbitrator(s) will have no authority to award punitive damages, attorney’s fees and related costs or any other damages not measured by the prevailing party’s actual damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of the Agreement and applicable law. The award of the arbitrator(s) will be final, binding and non-appealable, and judgment may be entered thereon in any court of competent jurisdiction. All statements made or materials produced in connection with this dispute resolution process and arbitration are confidential and will not be disclosed to any third party except as required by law or subpoena. The Parties intend that the dispute resolution process set forth in this Article will be their exclusive remedy for any dispute arising under or relating to this Agreement or its subject matter.

5.2 Exception. Either party may at any time, without inconsistency with this Article, seek from a court of competent jurisdiction any equitable, interim, or provisional relief to avoid irreparable harm or injury. This Article will not apply to and will not bar litigation regarding claims related to a party’s proprietary or intellectual property rights, not will this Article be construed to modify or displace the ability of the Parties to effectuate any termination contemplated in Article 13 of the Agreement.

6.0	NONDISCLOSURE OF PROPRIETARY DATA

6.1 General. Any proprietary data, knowledge or information which either Party discloses to the other (the “Receiving Party”) may not be disclosed by the Receiving Party without the prior written consent of the disclosing party and may not be used for any purpose other than in connection with this Agreement. However, if any proprietary information or data is disclosed or received by GE under this Agreement, it may be disclosed by GE for purposes of this

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Agreement, on a need to know basis, to GE’s: corporate parent, affiliate, or subsidiary, or joint venture participant (as presently or hereafter constituted) and their directors, officers, agents and employees; engineering service provider; or consultants provided that such entities, persons, service providers or consultant are subject to obligations of confidentiality substantially similar to the terms hereunder.

6.2 Non-Disclosure. The existence of this Agreement and its general purpose may be stated to others by either of the Parties without approval from the other, except, that the terms of this Agreement and any knowledge or information which GE may disclose to Customer with respect to pricing, design, manufacture, sale, use, repair, overhaul or Service of Engines will be deemed to be proprietary information, and will be held in confidence by Customer. Such information will not be reproduced, used or disclosed to others by Customer without GE’s prior written consent, except to the extent required by government agencies and courts for official purposes. Disclosure to such government agencies and courts will be made only (a) upon thirty (30) Days advance written notice to GE of such disclosure, so as to provide GE the ability to obtain appropriate protective orders, and (b) with a suitable restrictive legend limiting further disclosure.

6.3 Exceptions. The preceding Section 6.2 will not apply to information which (a) is or becomes part of the general public knowledge or literature otherwise than as a result of breach of the Receiving Party’s obligations hereunder, or (b) was, as shown by written records, known to the Receiving Party prior to receipt from the disclosing party, or (c) is disclosed without restriction to the Receiving Party by a third party having the right to do so.

6.4 Intellectual Property. Nothing contained in this Agreement will convey to either Party the right to use the trademarks of the other, or convey or grant to the other Party any license under any patent owned or controlled by the other Party.

7.0	PATENTS

7.1 Claims. GE shall indemnify Customer and Customer’s subsidiaries, affiliates, directors, officers, subcontractors, employees, successors and assigns (collectively, the “Indemnitees”), and defend and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, settlements, claims, actions, suits, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys’ fees and other expenses of litigation) incurred by any Indemnitee, relating to, arising from any claim that any material or process or part thereof used in the repair of any items under this Agreement constitutes an infringement of any patent, copyright, trade secret or any other intellectual property rights worldwide.

7.2 Liability. Customer shall promptly notify GE in writing if any such claims. To the extent Customer fails to so notify GE, such failure will relieve GE of its obligations under this Section 7.1 only to the extent that GE’s ability to defend the applicable claim is prejudiced by such lack of notice. GE’s liability under Section 7.1 is expressly conditioned upon Customer giving GE reasonable authority, information and assistance (at GE expense) for the handling, defense or settlement of any claim, suit or proceeding. In case such material or process is held in a suit to constitute infringement and the use of said material or process is enjoined, GE will, at GE’s own expense and at GE’s option, either, (1) settle or defend such claim or suit or proceeding arising therefrom, or (2) procure for Customer the right to continue using said material or process, or (2) replace or modify such material or process in the item repaired under this Agreement so that it would be non-infringing material or process.

7.3 Indemnification. The preceding section 7.2 will not apply: (1) to any material or process or part thereof of Customer design or specification, or used at Customer’s written direction . As to any material or process or use described in the preceding sentence, GE assumes no liability whatsoever for patent or copyright infringement, and Customer will, in the same manner as GE is obligated to Customer above, indemnify, defend and hold GE harmless from and against any claim or liability, including reasonable costs and expense in defending any such claim or liability in respect thereto.

7.4 Remedy. THE FOREGOING WILL CONSTITUTE CUSTOMER’S SOLE REMEDY AND GE’S SOLE LIABILITY FOR PATENT OR COPYRIGHT INFRINGEMENT BY ANY MATERIAL OR PROCESS AND IS SUBJECT TO THE LIMITATION OF LIABILITY SET FORTH IN ARTICLE 1, “LIMITATION OF LIABILITY.” However, there will be no exclusion of consequential damages claimed by the patent holder. THE PATENT WARRANTY OBLIGATIONS RECITED ABOVE ARE IN LIEU OF ALL OTHER PATENT WARRANTIES WHATSOEVER, WHETHER ORAL, WRITTEN, EXPRESSED, IMPLIED OR STATUTORY (INCLUDING ANY WARRANTY OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE).

8.0	GENERAL PROVISIONS

8.1 Assignment. The assignment of all or any portion of this Agreement or any purchase order or any right or obligation hereunder by either Party, without the prior written consent of the other Party, will be void; except that Customer’s consent not be

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required (such consent not to be unreasonably withheld, conditioned or delayed) for the substitution of an affiliated company of GE in place of GE as the contracting Party (it being understood that GE will remain liable in the event of such a substitution) and/or the recipient of payments pertaining to all or any portion of this Agreement or any purchase order in connection with this Agreement.

8.2 Governing Law, Waiver of Immunity. The Agreement will be interpreted and applied in accordance with the substantive laws of the State of New York, without giving effect to its choice of law or conflict of law provisions, rules or procedures (except to the extent that the validity, perfection or creation of any lien or security interest hereunder and the exercise of rights or remedies with respect of such lien or security interest for a particular item of equipment are governed by the laws of a jurisdiction other than New York). With respect to any Customer who is incorporated or based outside the United States, to the extent that such Customer or any of its property becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal action, suit or proceeding of any nature, Customer hereby irrevocably waives the application of such immunity and particularly, the U.S. Foreign Sovereign Immunities Act, 28 U.S.C. 1602, et. seq., insofar as such immunity relates to Customer’s rights and obligations in connection with this Agreement.

8.3 Savings Clause. If any portion of this Agreement will be determined to be a violation of or contrary to any controlling law, rule or regulation issued by a court of competent jurisdiction, then that portion will be unenforceable in such jurisdiction. However, the balance of this Agreement will remain in full force and effect.

8.4 Beneficiaries. Except as herein expressly provided to the contrary, the provisions of this Agreement are for the Parties’ mutual benefit and not for the benefit of any third party.

8.5 Controlling Language. The English language will be used in the interpretation and performance of this Agreement. All correspondence and documentation arising out of or connected with this Agreement and any related purchase order(s), including Engine records and Engine logs, will be in the English language.

8.6 Non-Waiver of Rights and Remedies. Any failure or delay in the exercise of rights or remedies hereunder will not operate to waive or impair such rights or remedies. Any waiver given will not be construed to require future or further waivers.

8.7 Titles/Subtitles. The titles and subtitles given to the sections of the Agreement are for convenience.

They do not limit or restrict the context of the article or section to which they relate.

8.8 Currency Judgment. This is an international transaction in which the specification of United States Dollars is of the essence. No payments required to be made under this Agreement will be discharged by payments in any currency other than United States Dollars, whether pursuant to a judgment, arbitration award or otherwise.

8.9 No Agency Fees. Customer represents and warrants that no officer, employee, representative or agent of Customer has been or will be paid a fee or otherwise has received or will receive any personal compensation or consideration by or from GE in connection with the obtaining, arranging or negotiation of this Agreement or other documents entered into or executed in connection herewith.

8.10 On-Site Representative. Subject to the following conditions, GE agrees to permit one Designated Representative, from time to time during the term of this Agreement, to enter onto its premises at the Designated Repair Station for the purpose of supporting the Services on Engines. GE will furnish such Designated Representative the use of a non-exclusive workspace, including the use of a local telephone line and parking accommodations. Costs incurred by such Designated Representative, including long distance telephone charges, fax or computer charges will be the responsibility of Customer, and if charged to GE in the first instance, will be invoiced to Customer.

8.11 No Agency. Nothing in this Agreement will be interpreted or construed to create a partnership, agency or joint venture between GE and Customer.

8.12 Entire Agreement. This Agreement, together with Exhibits A through J, contains and constitutes the entire understanding and agreement between the Parties hereto respecting the subject matter hereof, and supersedes and cancels all previous negotiations, agreements, representations and writings in connection herewith. This Agreement may not be released, discharged, abandoned, supplemented, modified or waived, in whole or in part, in any manner, orally or otherwise, except by a writing of concurrent or subsequent date signed and delivered by a duly authorized officer or representative of each of the Parties hereto making specific reference to this Agreement and the provisions hereof being released, discharged, abandoned, supplemented, modified or waived.

8.13 Counterparts. This Agreement may be executed in one or more counterparts, all of which counterparts will be treated as the same binding agreement, which will be effective as of the date set forth on the first page hereof, upon execution and delivery by each Party hereto to the other Party of one or more such counterparts.

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8.14 Governmental Authorization. Customer will be the importer and/or exporter of record and will be responsible for timely obtaining any import license, export license, exchange permit or other required governmental authorization relating to the Equipment. At Customer’s request and expense, GE will assist Customer in its application for any required U.S. export licenses. GE will not be liable if any authorization is not renewed or is delayed, denied, revoked or restricted, and Customer will not thereby be relieved of its obligation to pay for Services performed by GE. All transported Equipment will be subject to the U.S. Export Administration Regulations and/or International Traffic in Arms Regulations. Customer agrees not to dispose of U.S. origin items provided by GE other than in and to the country of ultimate destination and/or as identified in an approved government license or authorization, except as said laws and regulations may permit.

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Exhibit H – Warranty and Guarantee Assignment Letter

(Customer Letterhead)

(Date)

(Name and Address of Original Engine Manufacturer)

Attn:

Re:	Assignment of Third Party Warranty and Guarantees

Dear (Sir/Madam):

(Customer) and the (Original Engine Manufacturer) entered into Agreement Number              dated             , 20    , wherein (Customer) agreed to purchase a specified number of              aircraft engines and (Original Engine Manufacturer) agreed to provide certain warranties and guarantees with regard to said engines to (Customer).

(Customer) and GE Engine Services, Inc. have entered into a separate engine maintenance agreement Number              dated              20    , (“Maintenance Agreement”) for the maintenance, repair and overhaul of said engines. The Maintenance Agreement specifies that (Customer) shall, during the term of the Agreement, assign to GE Engine Services, Inc. the benefit of all warranties and guarantees applicable to the engines covered by the Maintenance Agreement.

This letter serves as official notification: 1) to (Original Engine Manufacturer) of Customer’s assignment of the applicable warranties and guarantees under the engine purchase agreement; and 2) to GE Engine Services, Inc. of (Customer)’s fulfillment of this obligation under the Maintenance Agreement.

(Original Engine Manufacturer), please indicate your concurrence with said assignment by signing in the space provided below and returning a copy of this letter to the undersigned.

This Agreement is executed by each of the Parties as of the day and year written below:

GE ENGINE SERVICES, INC.	Virgin America Inc.

BY:	BY:

PRINTED NAME:	PRINTED NAME:

TITLE:	TITLE:

DATE:	DATE:

GE PROPRIETARY INFORMATION

Subject to restrictions on the cover or first page

Amended & Restated Agreement # 1-234116609	32 of 32
October 22, 2008
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 1

TO

AMENDED AND RESTATED

ENGINE SERVICES AGREEMENT

Between

VIRGIN AMERICA INC.

And

GE ENGINE SERVICES, INC.

Reference Number 1-234116609

Dated October 22, 2008

PROPRIETARY INFORMATION NOTICE

The information contained in this document is GE Engine Services, Inc. (“GE”) Proprietary Information and is disclosed in confidence. It is the property of GE and shall not be used, disclosed to others or reproduced without the express written consent of GE. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document shall appear in any such reproduction. U.S. export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 1

THIS AMENDMENT NO. 1 (this “Amendment”) is entered into by and between GE Engine Services, Inc., a corporation organized and existing under the law of the State of Delaware, U.S.A. whose principal address is One Neumann Way, Cincinnati, Ohio 45215, (“GE”), and Virgin America Inc., having its principal place of business at 555 Airport Blvd., Burlingame, CA 94010 (“Customer” or “Virgin”) (hereinafter sometimes collectively referred to as the “Parties”).

RECITALS

WHEREAS, the Parties have entered into Amended and Restated Engine Maintenance Agreement No. 1-234116609, (the “Agreement”) for repair Services for Virgin operated CFM56-5B series Engines, and the Agreement is in full force and effect; and

WHEREAS, the Parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to revise the Agreement as set forth below:

All capitalized terms used in this Amendment having the meanings assigned to such terms in the Agreement unless otherwise defined herein.

1.	Exhibit A to the Agreement is hereby amended and restated in its entirety by Attachment 1 attached hereto.

2.	Exhibit B to the Agreement is hereby amended and restated in its entirety by Attachment 2 attached hereto.

3.	Exhibit E-4 to the Agreement is hereby amended and restated in its entirety by Attachment 3 attached hereto.

No other terms and conditions contained in the Agreement are affected by this Amendment No. 1, and the Agreement, as amended, is in full force and effect. This Amendment No. 1 shall become effective on the date written above.

IN WITNESS WHEREOF, GE and Virgin have caused this Amendment No. 1 to be signed by their duly authorized officers and representatives.

For and On Behalf Of: GE Engine Services, Inc.		For and On Behalf Of: Virgin America, Inc.

By:	/s/ Kent Weden	By:	/s/ Holly Nelson

Printed Name:	Kent Weden	Printed Name:	Holly Nelson

Title:	GEES	Title:	SVP & Chief Financial Officer

Date:	August 6, 2009	Date:	July 24, 2009

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

ATTACHMENT 1

EXHIBIT A — DEFINITIONS

Capitalized terms used in the recitals and elsewhere in the Agreement but not otherwise defined in this Agreement will have the following meanings:

Agreement	This Rate Per EFH Engine Services Agreement, as the same may be amended or supplemented from time to time, including all its Exhibits and Schedules.

Aircraft Accident	*****.

Aircraft Incident	*****.

Aircraft Maintenance Manual	The current Airbus Technical Data and Support Services Aircraft Maintenance Manual (AMM) A319 / A320 / A321.

Airworthiness Directive or “AD”	A document issued by the Approved Aviation Authority having jurisdiction over the Engines, identifying an unsafe condition relating to such Engines and, as appropriate, prescribing inspections and the conditions and limitations, if any, under which the Engines may continue to operate.

Approved Aviation Authority or “AAA”	As applicable, the Federal Aviation Administration of the United States (“FAA”), or, as identified by Customer and agreed in writing by GE, the European Aviation Safety Authority (“EASA”) or such other equivalent foreign aviation authority having jurisdiction over the performance of Services provided hereunder.

Base Year	The calendar year in which the Base Price is applicable and which is the baseline year used for economic adjustments.

Beyond Economic Repair or “BER”	*****.

CLP	The manufacturer’s Current catalog or manufacturer’s Current list price pertaining to a new item of Equipment.

CSLV	Flight cycles since last shop visit

CSN	Flight cycles since new

Current	As of the time of the applicable Service or determination.

Day	Calendar day unless expressly stated otherwise in writing. If performance is due on a recognized public holiday, performance will be postponed until the next business day.

Delivery	The arrival of Equipment together with all applicable records and required data Ex Works, International Chamber of Commerce, Incoterms 2000, at the site of Engine removal within the United States, whereby Customer fulfills the obligations of seller and GE fulfills the obligations of buyer. “Deliver” will mean the act by which Customer accomplishes Delivery.

Designated Repair Station or “DRS”	The primary Repair Station designated by GE, where GE performs Services on Engines.

Dollars or “$”	The lawful currency of the United States of America.

Engine	Each bare engine assembly, which is the subject of this Agreement and identified in Exhibit B, including its essential LRU’s, controls, accessories and parts as described in the engine manufacturer’s specification manuals.

Engine Flight Hour or “EFH”	Engine flight hour expressed in hourly increments of aircraft flight from wheels up to wheels down.

Equipment	An individual or collective reference, in the proper context, to Engines, Engine modules, Engine assemblies and sub-assemblies, Engine mounted controls and accessories, LRU’s, and components and parts of any of the foregoing.

Foreign Object Damage or “FOD”	*****.

Induction	The date work commences on the Equipment at the DRS when all of the following have taken place: (i) GE’s receipt of the Equipment and required data (ii) Parties’ approval of the Workscope (iii) Parties’ agreement on use of the Customer Furnished Equipment; and (iv) receiving inspection (including pretesting if needed).

Life Limited Part or “LLP”	*****.

Line Replaceable Unit or “LRU”	A major control or accessory that is mounted on the external portion of an Engine, which can be replaced while the Engine is on-wing.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

OEM	The original manufacturer of an item of Equipment.

Overtime	All labor hours charged on a basis other than Straight Time.

Performance Restoration	*****.

Procedures Manual	A separate document, not part of this Agreement, which provides detailed procedures and guidance for the administration of the Rate Per EFH Program. In case of conflict between the Procedures Manual and the Agreement, the Agreement will prevail.

Qualifying Shop Visit	*****.

Redelivery	The shipment of Serviceable Equipment with legally required certifications, CIP, International Chamber of Commerce, Incoterms 2000, at Customer’s primary hub in the continental United States, whereby Customer fulfills the obligations of buyer and GE fulfills the obligations of seller. “Redeliver” will mean the act by which GE completes Redelivery.

Removal Schedule or “RS”	The schedule jointly developed by GE and Customer for Engine removals for Services or Engine removal from operation.

Repair Specification	The mutually agreed repair specification which establishes the minimum baseline to which an Engine or item of Equipment will be inspected, repaired, modified, reassembled and tested to make Engine Equipment Serviceable. Such Repair Specification will meet or exceed the recommendations of the CFM56-5B Workscope Planning Guide and Customer’s Off Wing Maintenance (EOWM) that has been approved by the AAA.

Repair Station	One or more of the repair facilities owned by GE or its affiliates, now or in the future, which are certified by an appropriate AAA to perform the applicable Service hereunder. A list of such repair facilities will be provided upon request.

Repairable	Capable of being made Serviceable.

Refurbish, Refurbished	Shall mean that piece parts are exposed, inspected and determined to be Serviceable, or repaired or replaced in accordance with the applicable CFM56 Engine manual as prescribed by the CFM56-5B Workscope Planning Guide and the applicable OnPoint Workscope.

Rotable Part	A new or used Serviceable part drawn from a common pool of parts used to support one or more customers. A Rotable Part replaces a like part removed from an Engine when such removed part requires repair.

Scrapped Parts	Those parts determined by GE to be Unserviceable and BER.

Service(s)	With respect to any item of Equipment, all or any part of those maintenance, repair and overhaul services under this Agreement and the furnishing of parts, materials, labor, facilities, tooling, painting, plating and testing in connection therewith. “Serviced” will be construed accordingly.

Service Bulletin or “SB”	The document issued and identified as a Service Bulletin by an OEM to notify the operator of modifications, substitution of parts, special inspections, special checks, amendment of existing life limits or establishment of first time life limits, or conversion of an Engine from one model to another.

Serviceable	Meeting all OEM and AAA specified standards for airworthiness.

Straight Time	The labor hours charged during an employee’s regular workday that are not subject to Overtime compensation in accordance with the applicable law, a collective bargaining agreement or the recognized practice at the relevant GE Repair Station.

Supplemental Work	Any Service provided hereunder that is not covered under the Rate Per EFH Program. Supplemental Work will be performed by GE and invoiced to Customer in accordance with the pricing set forth in Exhibit E

Turn Around Time	Shall mean the number of calendar days between Induction and when an Engine is ready for shipment as evidenced by placement of the Serviceable tag, exclusive of public holidays observed by the Designated Repair Station.

Termination	The ending of this Agreement before the expiration of the Initial Term or extension thereof.

TSLV	Time since last shop visit

TSN	Time since new

Unserviceable	Not meeting all OEM and AAA specified standards for airworthiness.

Workscope	The document written by GE and approved by Customer, such approval not to be unreasonably withheld, conditioned or delayed, describing the prescribed repair or approach to repair of Equipment to meet the requirements of the Repair Specification.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

ATTACHMENT 3 CONTINUED—EXHIBIT E-4

ATTACHMENT 2

EXHIBIT B: EQUIPMENT COVERED

*****This Attachment 2 redacted in full*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

ATTACHMENT 3 CONTINUED—EXHIBIT E-4

ATTACHMENT 3

Exhibit E-4 – Rate Per EFH Sensitivity Matrix

If the actual operating parameters do not precisely equal the values on the tables, severity will be calculated by performing linear interpolation within the tables’ closest stated values to the actual operating parameters. Two dimensional linear interpolation will be applied, as necessary, between the tables two closest Flight Leg, Derate and Utilization values. The resultant severity values will be rounded to 4 decimal places. The final severity applied will be the product of these severity values rounded to 4 decimal places.

Should Customers actual operating parameters go beyond the furthest points of the table provided, GE shall adjust the table to cover Customers updated operating parameters. Such adjusted table will be applied retroactively to the time Customers operating parameters moved beyond the points provided and, if applicable, GE shall invoice or provided a credit to Customer for any amounts that would have been applicable if the rates on such table had been in effect at the time the flight hours were incurred.

*****Remainder of this Attachment 3 redacted in full*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 2

TO

AMENDED AND RESTATED

ENGINE SERVICES AGREEMENT

Between

VIRGIN AMERICA INC.

And

GE ENGINE SERVICES, INC.

Reference Number 1-234116609

Dated October 22, 2008

PROPRIETARY INFORMATION NOTICE

The information contained in this document is GE Engine Services, Inc. (“GE”) Proprietary Information and is disclosed in confidence. It is the property of GE and shall not be used, disclosed to others or reproduced without the express written consent of GE. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document shall appear in any such reproduction. U.S. export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 2

THIS AMENDMENT NO. 2 (this “Amendment”) is entered into by and between GE Engine Services, Inc., a corporation organized and existing under the law of the State of Delaware, U.S.A. whose principal address is One Neumann Way, Cincinnati, Ohio 45215, (“GE”), and Virgin America Inc., having its principal place of business at 555 Airport Blvd., Burlingame, CA 94010 (“Customer” or “Virgin”) (hereinafter sometimes collectively referred to as the “Parties”).

RECITALS

WHEREAS, the Parties have entered into Amended and Restated Engine Maintenance Agreement No. 1-234116609, (the “Agreement”) for repair Services for Virgin operated CFM56-5B series Engines, and the Agreement is in full force and effect; and have amended the Agreement through Amendment No. 1 (“Amendment 1”) signed July 24, 2009, and

WHEREAS, Amendment 1 provided updates to Exhibit A - Definitions; Exhibit B - Equipment Covered; and Exhibit E-4 – Rate Per EFH Sensitivity Matrix, and

WHEREAS, the Parties desire to again amend and restate Exhibit B in its entirety.

NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to revise the Agreement as set forth below:

All capitalized terms used in this Amendment No. 2 having the meanings assigned to such terms in the Agreement unless otherwise defined herein.

1.	Exhibit B to the Agreement is hereby amended and restated in its entirety by Attachment 1 attached hereto.

No other terms and conditions contained in the Agreement are affected by this Amendment No. 2, and the Agreement, as amended, is in full force and effect.

IN WITNESS WHEREOF, GE and Virgin have caused this Amendment No. 2 to be signed by their duly authorized officers and representatives.

For and On Behalf Of:		For and On Behalf Of:
GE Engine Services, Inc.		Virgin America, Inc.

By:	/s/ Michael P. Munz	By:	/s/ Holly Nelson

Printed Name:	Michael P. Munz	Printed Name:	Holly Nelson

Title:	General Manager	Title:	SVP and CFO

Dated:	November 29, 2010	Dated:	Nov. 29, 2010

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

ATTACHMENT 1

EXHIBIT B: EQUIPMENT COVERED

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

ATTACHMENT 2 CONTINUED—EXHIBIT B

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 3

TO

AMENDED AND RESTATED

ENGINE SERVICES AGREEMENT

Between

VIRGIN AMERICA INC.

And

GE ENGINE SERVICES, INC.

Reference Number 1-234116609

Dated October 22, 2008

PROPRIETARY INFORMATION NOTICE

The information contained in this document is GE Engine Services, Inc. (“GE”) Proprietary Information and is disclosed in confidence. It is the property of GE and shall not be used, disclosed to others or reproduced without the express written consent of GE. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document shall appear in any such reproduction. U.S. export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 3

THIS AMENDMENT NO. 3 (this “Amendment”) is entered into by and between GE Engine Services, Inc., a corporation organized and existing under the law of the State of Delaware, U.S.A. whose principal address is One Neumann Way, Cincinnati, Ohio 45215, (“GE”), and Virgin America Inc., having its principal place of business at 555 Airport Blvd., Burlingame, CA 94010 (“Customer” or “Virgin”) (hereinafter sometimes collectively referred to as the “Parties”).

RECITALS

WHEREAS, the Parties have entered into Amended and Restated Engine Maintenance Agreement No. 1-234116609, (the “Agreement”) for repair Services for Virgin operated CFM56-5B series Engines, and the Agreement is in full force and effect; and have amended the Agreement through Amendment No. 1 (“Amendment 1”) signed July 24, 2009, and

WHEREAS, Amendment 1 provided updates to Exhibit A - Definitions; Exhibit B - Equipment Covered; and Exhibit E-4 – Rate Per EFH Sensitivity Matrix, and Amendment 2 updated Exhibit B ***** and

WHEREAS, the Parties desire to again amend and restate Exhibit B in its entirety *****

NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to revise the Agreement as set forth below:

All capitalized terms used in this Amendment No. 3 having the meanings assigned to such terms in the Agreement unless otherwise defined herein.

Exhibit B to the Agreement is hereby amended and restated in its entirety by Attachment 1 attached hereto. *****

No other terms and conditions contained in the Agreement are affected by this Amendment No. 3, and the Agreement, as amended, is in full force and effect.

IN WITNESS WHEREOF, GE and Virgin have caused this Amendment No. 3 to be signed by their duly authorized officers and representatives.

For and On Behalf Of:		For and On Behalf Of:
GE Engine Services, Inc.		Virgin America, Inc.

By:	/s/ Michael P. Munz	By:	/s/ Holly Nelson

Printed Name:	Michael P. Munz	Printed Name:	Holly Nelson

Title:	GM- North America	Title:	SVP & Chief Financial Officer

Dated:	March 21, 2011	Dated:	3/17/11

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

ATTACHMENT 1

EXHIBIT B: EQUIPMENT COVERED

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

ATTACHMENT 2 CONTINUED—EXHIBIT B

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 4

TO

AMENDED AND RESTATED

ENGINE SERVICES AGREEMENT

Between

VIRGIN AMERICA INC.

And

GE ENGINE SERVICES, LLC

Reference Number 1-234116609

Dated October 22, 2008

PROPRIETARY INFORMATION NOTICE

The information contained in this document is GE Engine Services, LLC (“GE”) Proprietary Information and is disclosed in confidence. It is the property of GE and shall not be used, disclosed to others or reproduced without the express written consent of GE. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document shall appear in any such reproduction. U.S. export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

AMENDMENT NO. 4

THIS AMENDMENT NO. 4 (this “Amendment”) is entered into by and between GE Engine Services, LLC, ( formerly, GE Engine Services, Inc.), a limited liability company organized and existing under the law of the State of Delaware, U.S.A. whose principal address is One Neumann Way, Cincinnati, Ohio 45215, (“GE”), and Virgin America Inc, having its principal place of business at 555 Airport Blvd., Burlingame, CA 94010 (“Customer” or “Virgin”) (hereinafter sometimes collectively referred to as the “Parties”).

RECITALS

WHEREAS, the Parties have entered into Amended and Restated Engine Maintenance Agreement No. 1-234116609, (the “Agreement”) for repair Services for Virgin operated CFM56-5B series Engines, and the Agreement is in full force and effect; and have amended the Agreement through Amendment No. 1 (“Amendment 1”) signed July 24, 2009, and Amendment No. 2 (“Amendment 2”) signed November 29, 2010, and

WHEREAS, Amendment 1 provided updates to Exhibit A – Definitions; Exhibit B – Equipment Covered; and Exhibit E-4 – Rate Per EFH Sensitivity Matrix, and Amendments 2 and 3 updated Exhibit B *****, and

WHEREAS, the Parties desire to again amend and restate Exhibit B in its ***** to the Agreement and Exhibit E-1 *****.

NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to revise the Agreement as set forth below:

All capitalized terms used in this Amendment No. 4 having the meanings assigned to such terms in the Agreement unless otherwise defined herein.

1.	Exhibit B to the Agreement is hereby amended and restated in its entirety by Attachment 1 attached hereto.

2.	Exhibit E-1 to the Agreement is hereby amended and restated in its entirety by Attachment 2 attached hereto.

No other terms and conditions contained in the Agreement are affected by this Amendment No. 4, and the Agreement, as amended, is in full force and effect.

IN WITNESS WHEREOF, GE and Virgin have caused this Amendment No. 3 to be signed by their duly authorized officers and representatives.

For and On Behalf Of: GE Engine Services, LLC		For and On Behalf Of: Virgin America Inc

By:	/s/ Michael P. Munz	By:	/s/ Holly Nelson

Printed Name:	Michael P. Munz	Printed Name:	Holly Nelson

Title:	General Manager	Title:	SVP & Chief Financial Officer

Dated:	April 18, 2011	Dated:

ATTACHMENT 1

EXHIBIT B: EQUIPMENT COVERED (1 of 3)

*****

ATTACHMENT 2

E-1. RATE PER EFH – Base Rate

*****	CFM56-5B4 $2010	CFM56-5B6 $2010
*****	*****	*****
*****	*****	*****
*****

AMENDMENT NO. 5

TO

AMENDED AND RESTATED

ENGINE SERVICES AGREEMENT

Between

VIRGIN AMERICA INC.

And

GE ENGINE SERVICES, LLC

Reference Number 1-234116609

Dated October 22, 2008

PROPRIETARY INFORMATION NOTICE

The information contained in this document is GE Engine Services, LLC (“GE”) Proprietary Information and is disclosed in confidence. It is the property of GE and shall not be used, disclosed to others or reproduced without the express written consent of GE. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document shall appear in any such reproduction. U.S. export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 5

THIS AMENDMENT NO. 5 (this “Amendment”) is entered into by and between GE Engine Services, LLC, (formerly, GE Engine Services, Inc.), a limited liability company organized and existing under the law of the State of Delaware, U.S.A. whose principal address is One Neumann Way, Cincinnati, Ohio 45215, (“GE”), and Virgin America Inc, having its principal place of business at 555 Airport Blvd., Burlingame, CA 94010 (“Customer” or “Virgin”) (hereinafter sometimes collectively referred to as the “Parties”).

RECITALS

WHEREAS, the Parties have entered into Amended and Restated Engine Maintenance Agreement No. 1-234116609, (the “Agreement”) for repair Services for Virgin operated CFM56-5B series Engines, and the Agreement is in full force and effect; and have amended the Agreement through Amendment No. 1 (“Amendment 1”) signed July 24, 2009, and Amendment No. 2 (“Amendment 2”) signed November 29, 2010, Amendment No. 3 (“Amendment 3”) signed March 21 2011, and Amendment No. 4 (“Amendment 4”) signed April 18 2011, and

WHEREAS, Amendment 1 provided updates to Exhibit A - Definitions, Exhibit B - Equipment Covered, and Exhibit E-4 - Rate Per EFH Sensitivity Matrix; and Amendments 2 and 3 updated Exhibit B to add new equipment; and Amendment 4 updated Exhibit B to add equipment and also updated Exhibit E-1 - Rate per EFH, and

WHEREAS, the Parties desire to again amend and restate Exhibit B in its entirety to *****.

NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to revise the Agreement as set forth below:

All capitalized terms used in this Amendment No. 5 having the meanings assigned to such terms in the Agreement unless otherwise defined herein.

1.	Exhibit B to the Agreement is hereby amended and restated in its entirety by Attachment 1 attached hereto.

No other terms and conditions contained in the Agreement are affected by this Amendment No. 5, and the Agreement, as amended, is in full force and effect.

IN WITNESS WHEREOF, GE and Virgin have caused this Amendment No. 5 to be signed by their duly authorized officers and representatives.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

For and On Behalf Of:		For and On Behalf Of:
GE Engine Services, LLC		Virgin America Inc

By:	/s/ Michael P. Munz	By:	/s/ Peter D. Hunt

Printed Name:	Michael P. Munz	Printed Name:	Peter D. Hunt

Title:	GM N. America Sales	Title:	SVP & Chief Financial Officer

Dated:	8 January 2013	Dated:	12/19/12

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Attachment 1

***** This Attachment 1 has been redacted in full *****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.